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                            DOCUCORP INTERNATIONAL
                       1997 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1997 Employee Stock Purchase Plan of DocuCorp International.

     1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c)  "Common Stock" shall mean the Class A Common Stock of the
               Company.

          (d) "Company" shall mean DocuCorp Inc. (also doing business as DocuCorp International), a Delaware corporation, and any Designated Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings and sales commissions, overtime pay and cash bonuses.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment Date" shall mean the first day of each Offering
               Period.

          (i)  "Exercise Date" shall mean the last day of each Offering Period.

          (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The NASDAQ National Market or the NASDAQ Small Cap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

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               (2)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on an Enrollment Date and terminating on an Exercise Date. The first Offering Period shall commence on the first Trading Day following January 1, 1998 and shall terminate on the last Trading Day of the sixth month following the commencement of the Offering Period. Thereafter, Offering Periods shall commence on the first Trading Day following termination of the prior Offering Period and shall terminate on the last Trading Day of the sixth month following commencement of such Offering Period.

          (l) "Parent" shall mean any corporation, domestic or foreign, in an unbroken chain of corporations ending with the Company if each corporation in the chain (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (m)  "Plan" shall mean this 1997 Employee Stock Purchase Plan.

          (n) "Purchase Price" shall mean an amount equal to not less than 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower. If the Enrollment Date shall fall on a Saturday, Sunday, or other legal holiday, the Fair Market Value shall be determined as of the Trading Day immediately preceding the Enrollment Date.

          (o) "Reserves" shall mean the number of Shares covered by each option under the Plan which have not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "Trading Day" shall mean a day on which national stock exchanges and The NASDAQ Stock Market are open for trading.

          (r)  "Shares" shall mean shares of Common Stock pursuant to the Plan.

     3.   Eligibility.

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent, Subsidiary, or (ii) to the extent his or her rights to purchase stock under all Employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and any Parent or its subsidiaries will not accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of

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               the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The accrual of rights to purchase stock shall be determined in accordance with Section 423(b)(8) of the Code.

     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.

          (a) An eligible Employee may become a participant in the Plan by completing an enrollment agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources office not later than one day prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.

          (a) At the time a participant files his or her enrollment agreement, he or she shall elect to have payroll deductions made on each pay day during an Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, but may not otherwise increase or decrease the rate of his or her payroll deductions during the Offering Period. A participant's enrollment agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's enrollment agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any

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               withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date, inclusive of interest, and retained in the participant's account as of the Exercise Date by the applicable Purchase Price. During a six month Offering Period no Employee shall be permitted to purchase, more than 3,000 shares (or such lesser number determined by the Board); provided, however, that such limit shall be adjusted proportionately in the event of an Offering Period longer than six months. All such purchases shall also be subject to the limitations set forth in Sections 3(b) and 11 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over in the participant's account into the next Offering Period. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the shares shall be credited to an account in the participant's name under the Plan. Certificates for shares shall not be issued and delivered to a participant unless requested by such participant; provided, however, that prior to a participant's withdrawal from the Plan such request may be made (i) not more than once per year and (ii) only with respect to shares purchased on an Exercise Date at least two years prior to the date of such request.

     10.  Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time up to two weeks prior to any Exercise Date by giving written notice to the Company in the form of Exhibit A to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new enrollment agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 13 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

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          (c)  A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be five hundred thousand (500,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. Shares issuable under the Plan shall be Treasury Shares. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     12.  Administration.

          (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 12, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

     13.  Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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          14.  Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 13 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof. Shares of Common Stock acquired through exercise of options granted pursuant to this Plan may not be sold or otherwise transferred until at least twelve (12) months after the Exercise Date. The Company shall have the right to place a legend on all stock certificates delivered pursuant to this Plan setting forth the restriction on transferability of such shares.

          15. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          16. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

          17. Adjustments Upon Changes in Capitalization; Dissolution; Liquidation; Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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     18.  Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason amend or terminate the Plan. Except as provided in Section 17 hereof, no such termination can affect options previously granted. Except as provided in Section 17 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods (provided no Offering Period may be more than seven (7) months), limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     19. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     20. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     21. Repurchase of Shares. On each Exercise Date, the Company shall offer to repurchase Shares issued pursuant to the Plan which were owned for a minimum of twelve (12) months as of such Exercise Date ("Eligible Shares") by the Employee who initially purchased such Shares under the Plan. On such Exercise Date, the Employee must be currently employed with the Company (whether or not such Employee is then a participant in the Plan) for such Employee's Shares to be subject to the Repurchase of Shares under this Section 21. Pursuant to this offer, the Company shall accept for repurchase all Eligible Shares tendered by such persons within 30 days after the Exercise Date (such 30 day period being referred to as the "Repurchase Period"). The price at which Eligible Shares will be repurchased shall be equal to the Purchase Price applicable to the Offering Period ending on such Exercise Date. In no event will the Company be required to repurchase Eligible Shares having a Fair Market Value of more than $125,000 in the aggregate for any Repurchase Period. In the event that Eligible Shares exceeding such Fair Market Value are tendered for repurchase, then Eligible Shares will be accepted for repurchase from participants on a pro rata basis (with appropriate adjustment to avoid fractional shares) in accordance with the number of Eligible Shares tendered by participants in

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          such Repurchase Period. At such time as the Common Stock is listed on an established market system or national stock exchange (as described in Section 2 (j) (1)), the Company will discontinue repurchases in accordance with this Section 21.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 hereof.

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                                   EXHIBIT A

                            DOCUCORP INTERNATIONAL
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                             ENROLLMENT AGREEMENT


_____ Original Application
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)
_____ Stop Payroll Deduction

1.   _____________________________________ hereby elects to participate in the
     DocuCorp International 1997 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Enrollment Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my gross Compensation (not to exceed ten (10)%) beginning on the first payday after the Grant Date and on each payday thereafter until the Exercise Date, as determined by the Board, in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Company's Common Stock at the applicable Purchase Price determined in accordance with the Plan. I further understand that I may withdraw all but not less than all the payroll deductions credited to my account and not yet used to exercise my option under the Plan at any time up to two weeks prior to the Exercise Date by giving written notice to the Company.

4. I have received a copy of the complete "1997 Employee Stock Purchase Plan". I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Enrollment Agreement is subject to obtaining shareholder approval of the Plan.

5. Shares purchased for me under the Plan should be issued in the name(s) of ____________________________ (Employee or Employee and Spouse Only).

6. I understand that I may not sell or otherwise transfer shares of Common Stock purchased pursuant to this Plan until at least twelve (12) months after the Exercise Date in which the stock was purchased and that the Company shall have the right to place a legend on all stock certificates representing such shares setting forth the restriction on transferability of such shares.

7. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Enrollment Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the shares at the time such shares were purchased by me over the price which I paid for the shares. Any gains received in excess of the fair market value at the time such shares were purchased will be subject to capital gains tax. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my Compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the Fair Market Value of the shares at the time of such

                                       9
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     disposition over the purchase price which I paid for the shares, or (2) 15%
     of the Fair Market Value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. The federal income tax consequences described above are based on the current provisions of the federal income tax laws. There can be no assurance, however, that any such provisions will not change in the future, either retrospectively or prospectively, resulting in changes in such tax consequences. The above discussion addresses only the federal income tax consequences relating to the Plan, and does not address any relevant state or local income tax consequences. Employees participating in the Plan are urged to consult their own tax advisors for additional information.

8. I understand that if I tender shares for repurchase pursuant to Section 21 of the Plan, I will be deemed to have made the following representations to the Company at the time of repurchase:

          (a) I am the lawful owner of the shares to be repurchased, free and clear of all liens, claims and encumbrances of every kind.

          (b) I am capable of making an informed decision with respect to the sales of such shares and have had access to such information, or opportunity to ask such questions, as I have deemed necessary with respect to the value of such shares and to the business, prospects and operations of the Company.

          (c) I have made my own analysis and decision to tender shares for repurchase, and have not relied upon any representation, warranty or statement by the Company (including but not limited to matters relating to the tax consequences of such repurchase) in reaching such decision.

9. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Enrollment Agreement is dependent upon my eligibility to participate in the Plan.

10. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:

            NAME:             __________________________________________________
            (Please print)    (First)         (Middle)            (Last)

            Relationship
                              __________________________________________________

                              __________________________________________________
                              (Address)


            NAME:             __________________________________________________
            (Please print)    (First)         (Middle)            (Last)

            Relationship
                               ________________________________________________

                               ________________________________________________
                               (Address)

            Employee's Social
            Security Number:
                               ________________________________________________


            Employee's Address:
                               ________________________________________________

                               ________________________________________________

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

I UNDERSTAND THAT THIS ENROLLMENT AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:                                   ___________________________________

Signature of Employee                    ___________________________________

Spouse's Signature
 (If beneficiary other than spouse)      ___________________________________


THIS FORM MUST BE SUBMITTED TO THE EMPLOYEE'S RESPECTIVE HUMAN RESOURCES DEPARTMENT.

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